UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2015
CATERPILLAR INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
1-768 (Commission File Number)	37-0602744 (IRS Employer Identification No.)
100 NE Adams Street, Peoria, Illinois (Address of principal executive offices)	61629 (Zip Code)
Registrant's telephone number, including area code: (309) 675-1000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The Company’s 2015 annual meeting of stockholders was held on June 10, 2015.

(b) Set forth below are the voting results for each of the matters submitted to a vote of the Company’s stockholders.

Proposal 1 – Company Proposal - Election of Directors
All nominees for election to the Company’s board of directors (the "Board") named in the Proxy Statement were elected, each to a one-year term, with the following vote:

	For	Against	Abstain	Broker Non-Votes
David L. Calhoun	395,559,051	8,698,900	1,804,356	116,911,184
Daniel M. Dickinson	397,533,008	6,675,025	1,854,274	116,911,184
Juan Gallardo	276,578,184	127,619,457	1,864,666	116,911,184
Jesse J. Greene, Jr.	396,306,404	7,964,626	1,791,277	116,911,184
Jon M. Huntsman, Jr.	398,562,438	5,699,993	1,799,876	116,911,184
Dennis A. Muilenburg	398,119,661	6,067,068	1,875,578	116,911,184
Douglas R. Oberhelman	391,497,098	11,259,207	3,306,002	116,911,184
William A. Osborn	394,760,885	9,401,611	1,899,811	116,911,184
Debra L. Reed	395,520,230	8,688,038	1,854,039	116,911,184
Edward B. Rust, Jr.	396,912,082	7,317,955	1,832,270	116,911,184
Susan C. Schwab	398,630,954	5,638,466	1,792,887	116,911,184
Miles D. White	394,244,926	10,007,001	1,810,380	116,911,184

Proposal 2 - Company Proposal - Ratification of the Company’s Independent Registered Public Accounting Firm
The proposal requesting ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2015 was approved with the following vote:

For	Against	Abstain
509,752,436	11,223,642	1,997,413

Proposal 3 - Company Proposal - Advisory Vote on Executive Compensation
The proposal requesting that the stockholders of the Company approve executive compensation, on an advisory basis, was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
264,578,376	138,288,112	3,195,819	116,911,184

Proposal 4 – Stockholder Proposal – Independent Board Chairman
The proposal requesting that the Company adopt as policy that the Chairman of the Board be an independent member of the Board was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
125,552,511	277,926,017	2,583,779	116,911,184

Proposal 5 - Stockholder Proposal – Stockholder Right to Act by Written Consent
The proposal requesting that the Company permit shareholder action by written consent was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
127,614,386	274,757,459	3,690,462	116,911,184

Proposal 6 - Stockholder Proposal – Review of Global Corporate Standards
The proposal requesting that the Company review and amend its policies related to human rights and extend such policies to its franchisees, licensees and agents that market, distribute or sell its products was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
20,696,854	322,292,007	63,073,446	116,911,184

Proposal 7 - Stockholder Proposal – Review of Human Rights Policy
The proposal requesting that the Company review its policies on human rights and assess areas where additional policies may need to be implemented was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
70,331,649	266,992,102	68,738,556	116,911,184

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CATERPILLAR INC.

June 12, 2015	By:	/s/James B. Buda
James B. Buda
Executive Vice President, Law and Public Policy